UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394

Templeton Dragon Fund, Inc.
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/13

Item 1. Reports to Stockholders.

DECEMBER 31, 2013

ANNUAL REPORT

INTERNATIONAL

TEMPLETON DRAGON FUND, INC.

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Contents

Annual Report	Financial Statements 12

		Dividend Reinvestment	26
Templeton Dragon Fund, Inc. 1	Notes to Financial Statements 15	and Cash Purchase Plan

		Tax Information	29
Performance Summary 6	Report of Independent

	Registered Public	Board Members and
Important Notice to	Accounting Firm 24	Officers	31
Shareholders 7

		Shareholder Information	36
Financial Highlights and	Annual Meeting of
Statement of Investments 8	Shareholders 25

Annual Report

Templeton Dragon Fund, Inc.

Your Fund’s Goal and Main Investments: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of “China companies.”

Dear Shareholder:

This annual report for Templeton Dragon Fund covers the fiscal year ended
December 31, 2013.

Economic and Market Overview

China’s economy, as measured by gross domestic product (GDP), grew an esti-
mated 7.7% percent year-over-year in the fourth quarter of 2013, compared with 7.8% in the third quarter.1 Key reasons for the moderation in growth included slower industrial production and investment growth. In contrast, domestic consumption remained a major growth driver. For calendar year
2013, China’s annual GDP grew 7.7%, which matched 2012’s annual growth rate and remained stronger than the government’s 7.5% target.1 Although
China’s economy grew slower than the past decade’s double-digit annualized rate, it continued to expand faster than many developed market economies, including those of the U.S., the eurozone and Japan. China completed its lead-
ership transition in March with the appointment of Xi Jinping as president and Li Keqiang as premier. The new government continued efforts to make
China’s economy more consumer driven and less reliant on exports and debt-
fueled investment, while expanding trade, investment and economic relations with its global partners.

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 9.

Annual Report | 1

Chinese stocks began 2013 on a positive note but experienced heightened volatility in the first half of the year, resulting largely from concerns about eurozone stability, the pace and scope of the U.S. Federal Reserve Board’s (Fed’s) potential tapering of its asset purchase program and the People’s Bank of China’s efforts to tighten liquidity to curb real estate speculation. When these fears were not realized, investor confidence rose in late June, leading to a rebound in Chinese stock prices. Financial markets grew volatile again in late August but recovered as tension surrounding Syria was defused and as the Fed announced it would delay tapering its asset purchase program. A U.S. budget impasse in late September and its resolution in October also moved the markets.

The Chinese government’s announcement of social, economic and financial reforms boosted Chinese stocks in November. Despite renewed concerns about the sustainability of China’s economic growth and the Fed’s announcement that it would reduce its monthly bond purchases beginning in January 2014, Chinese stocks ended 2013 with gains. Greater China stocks, as measured by the MSCI Golden Dragon Index, delivered a +7.25% total return for the 12 months ended December 31, 2013.2 The MSCI Hong Kong Index generated a total return of +11.09%, compared with +9.77% for the MSCI Taiwan Index and +3.96% for the MSCI China Index.2

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, and raw material costs and sources. Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an “action list” from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company’s current price relative to its long-term earnings potential.

2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2 | Annual Report

Performance Overview

Templeton Dragon Fund had cumulative total returns of -3.07% in market price terms and -3.37% in net asset value terms for the 12 months under review. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included three of China’s leading automobile companies — Great Wall Motor, Changan (Chongqing Changan Automobile) and Jiangling Motors.

Great Wall Motor has strong positions in China’s pickup truck and sport utility vehicle markets. Changan manufactures Ford, Volvo, Mazda and Suzuki automobile brands through its joint ventures with Ford Motor, Mazda Motor and Suzuki Motor, in addition to manufacturing its own brands of minibuses and sedans. Jiangling Motors develops, manufactures and sells commercial vehicles and related components. Jiangling also collaborates with Ford in the production of its commercial vehicles in China.

China’s demand for passenger and commercial vehicles has been in a strong upward trend, and all three companies, in our view, are well positioned in their respective markets to potentially benefit from the continued demand growth trend. Growing sales and strong financial results, as well as news of Ford’s increased stake in Jiangling, supported these companies’ share prices in 2013.

In contrast, key detractors included Dairy Farm International Holdings, a Hong Kong-based pan-Asian retailer whose core businesses consist of supermarkets, hypermarkets (department store and grocery market), health and beauty stores, convenience stores and home furnishing stores; PetroChina, China’s largest integrated oil and gas company, which owns a majority of the country’s proven oil and gas reserves; and Yanzhou Coal Mining, one of China’s largest coal producers.

Dairy Farm International has a strong presence in Greater China and Southeast Asia. Food retailers in the region generally delivered a subdued performance in the latter part of 2013 because of food safety scandals, notably in Taiwan, and sluggish sales growth. Concerns that rising costs could compress margins further pressured Dairy Farm’s share price. In the long term, however, we believe Asia’s rising personal income and greater consumer demand, combined with the company’s exposure to the region’s high growth markets, could continue to support revenue and earnings growth.

Annual Report | 3

Top 10 Holdings
12/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
Dairy Farm International Holdings Ltd.	16.1%
Food & Staples Retailing, Hong Kong
Sinopec (China Petroleum and Chemical
Corp.), H	9.6%
Oil, Gas & Consumable Fuels, China
CNOOC Ltd.	6.8%
Oil, Gas & Consumable Fuels, China
TSMC (Taiwan Semiconductor
Manufacturing Co. Ltd.)	5.4%
Semiconductors & Semiconductor
Equipment, Taiwan
PetroChina Co. Ltd., H	5.2%
Oil, Gas & Consumable Fuels, China
China Mobile Ltd.	4.2%
Wireless Telecommunication Services,
China
China Construction Bank Corp., H	3.5%
Commercial Banks, China
Great Wall Motor Co. Ltd., H	2.8%
Automobiles, China
Cheung Kong Infrastructure Holdings Ltd.	2.5%
Electric Utilities, Hong Kong
Dongfeng Motor Group Co. Ltd., H	2.3%
Automobiles, China

Generally weak commodity prices, concerns about China’s slower economic growth earlier in the period and worries about the government’s pace of reforming gas price regulations weighed on PetroChina’s shares. In our view at period-end, the company’s longer term prospects remained strong. As many emerging market economies continue to grow and as China industrializes and becomes wealthier, rising energy demand could potentially benefit PetroChina. Furthermore, government reforms to bring fuel prices more in line with market prices could improve PetroChina’s refining and distribution operations.

Lower coal prices and demand, as well as concerns about the potential impact of environmental legislation and shale gas development in China, negatively affected investor sentiment on the stocks of many coal companies, including Yanzhou Coal Mining. We reduced the Fund’s holdings in the company during the period to raise funds for what we considered to be more attractive investment opportunities.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past 12 months, our continued search for companies we considered to be attractively valued and well positioned to benefit from Greater China’s positive economic and market developments led us to purchase shares of construction materials, gas utilities, apparel and luxury goods, and semiconductor companies. We also invested in machinery, marine, and paper and forest products companies. Key purchases during the period included additional investments in Anhui Conch Cement, China’s largest cement producer, and Anta Sports Products, one of China’s leading domestic sportswear brands, as well as a new position in ENN Energy Holdings, one of China’s biggest non-state-owned piped natural gas distributors.

Conversely, we closed the Fund’s position in Cambodia and undertook selective sales in Hong Kong, Taiwan and China via China H and Red Chip shares as certain stocks reached their sale targets and as we raised funds to pay

4 | Annual Report

shareholder dividends.3 We also sought to position the Fund to potentially benefit from stocks we considered to be more attractively valued within our investment universe. As a result, we reduced the Fund’s holdings in computers and peripherals; electric utilities; food and staples retailing; and oil, gas and consumable fuels companies. Key sales included reductions in our investments in Cheung Kong Infrastructure Holdings, one of Hong Kong’s biggest infrastructure companies; Asustek Computer, a major Taiwanese manufacturer of motherboards and graphic cards for personal computers; and Yanzhou Coal Mining. Although we reduced our investment in the Fund’s top holding, Dairy Farm International, to raise funds and promote diversifica-tion, we maintained a positive long-term view on the company.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio hold-
ings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources con-
sidered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most busi-
nesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

Annual Report | 5

Performance Summary as of 12/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any unrealized gains on the sale of Fund shares.

Price and Distribution Information
Symbol: TDF			Change		12/31/13		12/31/12
Net Asset Value (NAV)		-$	2.73		$28.46		$31.19
Market Price (NYSE)		-$	2.56		$25.88		$28.44
Distributions (1/1/13-12/31/13)
Dividend Income	$0.8018
Short-Term Capital Gain	$0.0083
Long-Term Capital Gain	$0.8570
Total	$1.6671

Performance[1]
			1-Year		5-Year		10-Year
Cumulative Total Return[2]
Based on change in NAV[3]			-3.37%	+	99.70%	+	212.89%
Based on change in market price[4]			-3.07%	+	102.78%	+	175.93%
Average Annual Total Return[2]
Based on change in NAV[3]			-3.37%	+	14.84%	+	12.08%
Based on change in market price[4]			-3.07%	+	15.19%	+	10.68%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. There are special risks associated with investments in
China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage), inflation and rapid fluctuations in inflation and interest rates. In addition, investments in
Taiwan could be adversely affected by its political and economic relationship with China. Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified investment company investing in “China companies,” the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

6 | Annual Report

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. The share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

In the Notes to Financial Statements section, please see note 2 (Capital Stock) for additional information regarding shares repurchased.

Annual Report | 7

Templeton Dragon Fund, Inc.

Financial Highlights

		Year Ended December 31,
	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$31.19	$27.85	$33.22	$28.85	$18.79
Income from investment operations:
Net investment income[a]	0.53	0.55	0.49	0.34	0.32
Net realized and unrealized gains (losses)	(1.73)	4.25	(3.62)	5.79	10.67
Total from investment operations	(1.20)	4.80	(3.13)	6.13	10.99
Repurchase of shares	0.14	0.02	—	—	—
Less distributions from:
Net investment income	(0.80)	(0.73)	(0.38)	(0.53)	(0.55)
Net realized gains	(0.87)	(0.75)	(1.86)	(1.23)	(0.38)
Total distributions	(1.67)	(1.48)	(2.24)	(1.76)	(0.93)
Net asset value, end of year	$28.46	$31.19	$27.85	$33.22	$28.85
Market value, end of year[b]	$25.88	$28.44	$25.45	$30.71	$27.25

Total return (based on market value per share)	(3.07)%	18.07%	(9.44)%	19.58%	63.60%

Ratios to average net assets
Expenses	1.31%	1.31%	1.37%	1.47%[c]	1.50%[c]
Net investment income	1.74%	1.85%	1.57%	1.14%	1.34%

Supplemental data
Net assets, end of year (000’s)	$1,027,479	$1,174,229	$1,054,602	$1,258,237	$1,092,713
Portfolio turnover rate	4.59%	2.50%	2.07%	6.69%	12.29%

[a]Based on average daily shares outstanding.
[b]Based on the last sale on the New York Stock Exchange.
[c]Benefit of expense reduction rounds to less than 0.01%.

8 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Dragon Fund, Inc.

Statement of Investments, December 31, 2013

	Country	Shares	Value
Common Stocks 99.4%
Air Freight & Logistics 0.2%
Sinotrans Ltd., H	China	5,999,000	$2,266,737
Auto Components 1.3%
Cheng Shin Rubber Industry Co. Ltd.	Taiwan	4,862,439	12,713,750
Automobiles 7.5%
[a] Chongqing Changan Automobile Co. Ltd., B	China	3,194,304	6,302,637
Dongfeng Motor Group Co. Ltd., H	China	15,368,000	23,940,813
Great Wall Motor Co. Ltd., H	China	5,180,345	28,526,018
Guangzhou Automobile Group Co. Ltd., H	China	3,313,084	3,618,849
Jiangling Motors Corp. Ltd., B	China	3,959,628	14,757,297
			77,145,614
Beverages 0.3%
Yantai Changyu Pioneer Wine Co. Ltd., B	China	825,075	2,745,161
Commercial Banks 9.1%
Bank of China Ltd., H	China	51,200,600	23,572,078
BOC Hong Kong (Holdings) Ltd.	Hong Kong	5,202,500	16,672,206
China Construction Bank Corp., H	China	47,622,272	35,926,969
Industrial and Commercial Bank of China Ltd., H	China	25,873,155	17,483,778
			93,655,031
Commercial Services & Supplies 0.0%†
[a,b] Integrated Waste Solutions Group Holdings Ltd.	China	5,424,078	95,130
Computers & Peripherals 1.8%
Advantech Co. Ltd.	Taiwan	1,060,990	7,344,399
Asustek Computer Inc.	Taiwan	495,103	4,447,902
Simplo Technology Co. Ltd.	Taiwan	1,600,214	7,080,712
			18,873,013
Construction Materials 3.1%
Anhui Conch Cement Co. Ltd., H	China	4,663,500	17,290,376
Asia Cement China Holdings Corp.	China	8,734,229	5,507,925
China National Building Material Co. Ltd.	China	8,696,000	9,386,411
			32,184,712
Distributors 1.4%
Dah Chong Hong Holdings Ltd.	China	18,492,520	13,831,800
Diversified Telecommunication Services 0.9%
China Telecom Corp. Ltd., H	China	7,406,000	3,743,901
China Unicom (Hong Kong) Ltd.	China	3,796,752	5,669,900
			9,413,801
Electric Utilities 2.5%
Cheung Kong Infrastructure Holdings Ltd.	Hong Kong	3,987,000	25,245,404
Electrical Equipment 0.2%
Dongfang Electric Corp. Ltd., H	China	1,250,000	2,192,318

Annual Report | 9

Templeton Dragon Fund, Inc.

Statement of Investments, December 31, 2013 (continued)

	Country	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 18.4%
[c] Beijing Jingkelong Co. Ltd., H	China	12,289,429	$4,485,106
China Resources Enterprise Ltd.	China	5,818,000	19,319,930
Dairy Farm International Holdings Ltd.	Hong Kong	17,364,478	164,962,541
			188,767,577
Food Products 1.5%
[b] China Foods Ltd.	China	12,092,000	5,130,369
Shenguan Holdings Group Ltd.	China	6,880,000	3,069,864
Uni-President China Holdings Ltd.	China	4,888,000	4,998,722
Uni-President Enterprises Corp.	Taiwan	1,258,012	2,264,561
			15,463,516
Gas Utilities 1.1%
ENN Energy Holdings Ltd.	China	1,536,700	11,385,018
Hotels, Restaurants & Leisure 0.7%
SJM Holdings Ltd.	Hong Kong	2,191,000	7,318,073
Industrial Conglomerates 3.1%
Hopewell Holdings Ltd.	Hong Kong	5,035,500	17,078,627
Shanghai Industrial Holdings Ltd.	China	4,067,000	14,895,226
			31,973,853
Insurance 0.8%
AIA Group Ltd.	Hong Kong	1,696,200	8,509,054
Internet Software & Services 0.8%
[b] Sohu.com Inc.	China	107,400	7,832,682
IT Services 0.8%
Travelsky Technology Ltd., H	China	8,444,559	8,309,141
Leisure Equipment & Products 0.1%
Yorkey Optical International Cayman Ltd.	China	11,491,000	1,141,046
Machinery 0.8%
[d] Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H	China	9,165,020	8,580,738
Marine 0.7%
[b] China Shipping Development Co. Ltd., H	China	5,188,000	4,014,263
Sinotrans Shipping Ltd.	China	9,364,500	3,441,787
			7,456,050
Metals & Mining 0.6%
[b,d] Angang Steel Co. Ltd., H	China	778,000	577,905
Jiangxi Copper Co. Ltd., H	China	2,974,840	5,370,890
			5,948,795
Multiline Retail 0.1%
Springland International Holdings Ltd.	China	2,297,000	1,181,921
Oil, Gas & Consumable Fuels 24.5%
China Coal Energy Co. Ltd., H	China	4,662,000	2,621,280
China Petroleum and Chemical Corp., H	China	121,205,000	98,941,581
China Shenhua Energy Co. Ltd., H	China	6,907,000	21,733,711

10 | Annual Report

Templeton Dragon Fund, Inc.

Statement of Investments, December 31, 2013 (continued)

	Country	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
CNOOC Ltd.	China	37,683,400	$70,076,103
PetroChina Co. Ltd., H	China	48,839,500	53,472,870
[d] Yanzhou Coal Mining Co. Ltd., H	China	5,302,000	4,840,916
			251,686,461
Paper & Forest Products 1.7%
Nine Dragons Paper Holdings Ltd.	China	20,494,901	17,840,384
Pharmaceuticals 0.5%
Tong Ren Tang Technologies Co. Ltd., H	China	1,691,000	5,397,261
Real Estate Management & Development 2.0%
Agile Property Holdings Ltd.	China	3,426,000	3,671,495
Cheung Kong (Holdings) Ltd.	Hong Kong	521,000	8,230,542
Soho China Ltd.	China	9,561,500	8,187,451
			20,089,488
Semiconductors & Semiconductor Equipment 6.9%
MediaTek Inc.	Taiwan	931,648	13,850,657
Realtek Semiconductor Corp.	Taiwan	754,259	2,022,718
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	15,560,136	55,028,891
			70,902,266
Textiles, Apparel & Luxury Goods 0.8%
Anta Sports Products Ltd.	China	6,521,100	8,090,038
Transportation Infrastructure 1.0%
COSCO Pacific Ltd.	China	7,512,664	10,308,375
Wireless Telecommunication Services 4.2%
China Mobile Ltd.	China	4,139,000	42,834,635
Total Common Stocks (Cost $424,705,109)			1,021,378,843
Short Term Investments 1.1%
Money Market Funds (Cost $5,797,293) 0.6%
[b,e] Institutional Fiduciary Trust Money Market Portfolio	United States	5,797,293	5,797,293
[f] Investments from Cash Collateral Received for Loaned Securities
(Cost $5,745,485) 0.5%
Money Market Funds 0.5%
[g] BNY Mellon Overnight Government Fund, 0.017%	United States	5,745,485	5,745,485
Total Investments (Cost $436,247,887) 100.5%			1,032,921,621
Other Assets, less Liabilities (0.5)%			(5,442,961)
Net Assets 100.0%			$1,027,478,660

†Rounds to less than 0.1% of net assets.
aSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $6,397,767, representing 0.62% of net assets.
bNon-income producing.
cSee Note 9 regarding holdings of 5% voting securities.
dA portion or all of the security is on loan at December 31, 2013. See Note 1(c).
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(c) regarding securities on loan.
gThe rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 11

Templeton Dragon Fund, Inc.

Financial Statements

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$425,631,227
Cost - Non-controlled affiliated issuers (Note 9)	4,819,367
Cost - Sweep Money Fund (Note 7)	5,797,293
Total cost of investments	$436,247,887
Value - Unaffiliated issuers	$1,022,639,222
Value - Non-controlled affiliated issuers (Note 9)	4,485,106
Value - Sweep Money Fund (Note 7)	5,797,293
Total value of investments (includes securities loaned in the amount of $5,315,443)	1,032,921,621
Receivables:
Investment securities sold	1,422,236
Dividends and interest	312,666
Total assets	1,034,656,523
Liabilities:
Payables:
Capital shares redeemed	184,080
Management fees	1,086,831
Payable upon return of securities loaned	5,745,485
Accrued expenses and other liabilities	161,467
Total liabilities	7,177,863
Net assets, at value	$1,027,478,660
Net assets consist of:
Paid-in capital	$411,819,062
Undistributed net investment income	85,334
Net unrealized appreciation (depreciation)	596,683,924
Accumulated net realized gain (loss)	18,890,340
Net assets, at value	$1,027,478,660
Shares outstanding	36,100,663
Net asset value per share	$28.46

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Dragon Fund, Inc.

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2013

Investment income:
Dividends: (net of foreign taxes of $3,085,318)
Unaffiliated issuers	$33,867,356
Non-controlled affiliated issuers (Note 9)	50,819
Income from securities loaned	418,674
Total investment income	34,336,849
Expenses:
Management fees (Note 3a)	13,363,918
Administrative fees (Note 3b)	594,567
Transfer agent fees	70,969
Custodian fees (Note 4)	309,136
Reports to shareholders	52,047
Registration and filing fees	34,078
Professional fees	173,971
Directors’ fees and expenses	101,937
Other	31,874
Total expenses	14,732,497
Net investment income	19,604,352
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	43,339,783
Foreign currency transactions	(81,000)
Net realized gain (loss)	43,258,783
Net change in unrealized appreciation (depreciation) on:
Investments	(108,008,388)
Translation of other assets and liabilities denominated in foreign currencies	8,932
Net change in unrealized appreciation (depreciation)	(107,999,456)
Net realized and unrealized gain (loss)	(64,740,673)
Net increase (decrease) in net assets resulting from operations	$(45,136,321)

Annual Report | The accompanying notes are an integral part of these financial statements. | 13

Templeton Dragon Fund, Inc.

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$19,604,352	$20,857,559
Net realized gain (loss) from investments and foreign currency transactions	43,258,783	17,367,617
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(107,999,456)	143,278,803
Net increase (decrease) in net assets resulting from operations	(45,136,321)	181,503,979
Distributions to shareholders from:
Net investment income	(29,132,698)	(27,468,176)
Net realized gains	(31,455,689)	(28,298,337)
Total distributions to shareholders	(60,588,387)	(55,766,513)
Capital share transactions from - Repurchase of shares (Note 2)	(41,025,839)	(6,109,881)
Net increase (decrease) in net assets	(146,750,547)	119,627,585
Net assets:
Beginning of year	1,174,229,207	1,054,601,622
End of year	$1,027,478,660	$1,174,229,207
Undistributed net investment income included in net assets:
End of year	$85,334	$7,078,801

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used

Annual Report | 15

Templeton Dragon Fund, Inc.

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

16 | Annual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Annual Report | 17

Templeton Dragon Fund, Inc.

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassi-fied among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2013, there were 100 million shares authorized ($0.01 par value). During the years ended December 31, 2013 and December 31, 2012 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Since the inception of the program, the

18 | Annual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (continued)

2. CAPITAL STOCK (continued)

Fund had repurchased a total of 7,038,664 shares. Transactions in the Fund’s shares for the years ended December 31, 2013 and December 31, 2012, were as follows:

		Year Ended December 31,
		2013		2012
	Shares	Amount	Shares	Amount
Shares repurchased	1,548,870	$41,025,839	223,794	$6,109,881
Weighted average discount of market
price to net asset value of shares
repurchased		11.23%		12.00%

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreements do not exceed the aggregate fees that were paid under the separate agreements.

Annual Report | 19

Templeton Dragon Fund, Inc.

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Prior to May 1, 2013, the Fund paid fees to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

Effective May 1, 2013, under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the average weekly net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.15% per year of the average weekly net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2013, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$29,433,023	$29,567,336
Long term capital gain	31,155,364	26,199,177
	$60,588,387	$55,766,513

20 | Annual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At December 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$439,294,492

Unrealized appreciation	$608,522,038
Unrealized depreciation	(14,894,909)
Net unrealized appreciation (depreciation)	$593,627,129

Undistributed ordinary income	$611,413
Undistributed long term capital gains	21,410,868
Distributable earnings	$22,022,281

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2013, aggregated $50,777,753 and $135,588,732, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report | 21

Templeton Dragon Fund, Inc.

Notes to Financial Statements (continued)

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2013, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at		Realized
	at Beginning	Gross	Gross	at End	End of	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	Gain (Loss)
Non-Controlled Affiliates
Beijing Jingkelong Co. Ltd., H	3,229,447	9,059,982	—	12,289,429	$4,485,106	$50,819	$—
Total Affiliated Securities (Value is 0.44% of Net Assets)

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Automobiles	$70,842,977	$6,302,637	$—	$77,145,614
Commercial Services & Supplies	—	—	95,130	95,130
All other equity Investment[b]	944,138,099	—	—	944,138,099
Short Term Investments	5,797,293	5,745,485	—	11,542,778
Total Investments in Securities	$1,020,778,369	$12,048,122	$95,130	$1,032,921,621

aIncludes common stocks.
bFor detailed categories, see the accompanying Statement of Investments.

22 | Annual Report

Templeton Dragon Fund, Inc.

Notes to Financial Statements (continued)

10. FAIR VALUE MEASUREMENTS (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update
(ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement,
and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain meas-
urement and disclosure requirements. Under the ASU, an entity that is registered under the
1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 23

Templeton Dragon Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Templeton Dragon Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 19, 2014

24 | Annual Report

Templeton Dragon Fund, Inc.

Annual Meeting of Shareholders, May 31, 2013 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 31, 2013. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Edith E. Holiday, Larry D. Thompson, Rupert H. Johnson, Jr. and Gregory E. Johnson.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Directors:

		% of	% of Shares		% of	% of Shares
		Outstanding	Present		Outstanding	Present
Term Expiring 2016	For	Shares	and Voting	Withheld	Shares	and Voting
Edith E. Holiday	23,312,521	62.09%	69.70%	10,136,028	26.99%	30.30%
Larry D. Thompson	23,295,914	62.04%	69.65%	10,152,635	27.04%	30.35%
Rupert H. Johnson, Jr.	23,304,926	62.07%	69.67%	10,143,623	27.01%	30.33%
Gregory E. Johnson	23,262,695	61.95%	69.55%	10,185,854	27.13%	30.45%

There were approximately 176,109 broker non-votes received with respect to this item.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2013:

					% of	% of Shares
					Outstanding	Present
				Shares Voted	Shares	and Voting
For				33,077,378	88.09%	98.37%
Against				299,622	0.80%	0.89%
Abstain				247,658	0.66%	0.74%
Total				33,624,658	89.55%	100.00%

*Harris J. Ashton, Ann Torre Bates, Frank J. Crothers, J. Michael Luttig, David W. Niemiec, Frank A. Olson, Constantine D. Tseretopoulos and
Robert E. Wade are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

Annual Report | 25

Templeton Dragon Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. If shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for a distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

26 | Annual Report

Templeton Dragon Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (continued)

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Annual Report | 27

Templeton Dragon Fund, Inc.

Transfer Agent

Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170

Overnight Address:
211 Quality Circle, Suite 210
College Station, TX 77845
(800) 416-5585

www.computershare.com/investor

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can now access their Fund account on-line with the Investor ServiceDirect™ web site. For information go to Computershare Shareowner Services, LLC’s web site at www.computershare.com/investor and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

28 | Annual Report

Templeton Dragon Fund, Inc.

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $31,155,364 as a long term capital gain dividend for the fiscal year ended December 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $300,325 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $8,610,011 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2013 more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund to shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Qualified
Class	Per Share	Per Share	Dividends Per Share
Class A	$ 0.0868	$ 0.6227	$ 0.1450

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Annual Report | 29

Templeton Dragon Fund, Inc.

Tax Information (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

30 | Annual Report

Templeton Dragon Fund, Inc.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Director	Since 1994	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Director	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company), Allied Capital Corporation
(financial services) (2003-2010)
and United Natural Foods, Inc.,
(October 2013).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Director	Since 1998	27	Talon Metals Corp. (mining explo-
300 S.E. 2nd Street				ration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Director since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Director	Independent		Company (processed foods and
		Director		allied products) (1994-2013), RTI
		since 2007		International Metals, Inc. (manufac-
ture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary
for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 31

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Director	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Director	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Director	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Director	Since 2005	141	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and The Washington
				Post Company (education and media
				organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Director	Since 1998	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Director	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

32 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Director	Since 2006	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board,	Board and Director
San Mateo, CA 94403-1906	Director and	since June 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 33

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor,	Chief Executive	1994 and Chief
The Chater House	Officer –	Executive Officer –
8 Connaught Road Central	Investment	Investment
Hong Kong	Management	Management
since 2002
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in
Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

34 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and
Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since
2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive
Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit
Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec is formerly a director of
Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice
Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that
Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission
Rules and Releases or the listing standards applicable to the Fund.

Annual Report | 35

Templeton Dragon Fund, Inc.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended June 30, 2013. Additionally, the Fund expects to file, on or about February 28, 2014, such certifications with its Form N-CSR for the year ended December 31, 2013.

36 | Annual Report

Annual Report

Templeton Dragon Fund, Inc.

Investment Manager
Templeton Asset Management Ltd.

Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578
www.computershare.com/investor

Fund Information
(800) DIAL BEN®/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the
Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2014 Franklin Templeton Investments. All rights reserved.	TLTDF A 02/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $44,122 for the fiscal year ended December 31, 2013 and $44,961 for the fiscal year ended December 31, 2012.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $6,552 for the fiscal year ended December 31, 2013 and $6,552 for the fiscal year ended December 31, 2012.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended December 31, 2013 and $4,600 for the fiscal year ended December 31, 2012.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2013 and $414 for the fiscal year ended December 31, 2012.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2013 and $152,036 for the fiscal year ended December 31, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $13,482 for the fiscal year ended December 31, 2013 and $163,602 for the fiscal year ended December 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-

party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.  The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.   The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.   The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.  The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of February 27, 2014, the portfolio managers of the Fund are as follows:

Mark Mobius, Ph.D.,  Executive Chairman of Templeton Emerging Markets Group and Portfolio Manager of Asset Management.

Dr. Mobius has been a portfolio manager of the Fund since inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  Dr. Mobius joined Franklin Templeton Investments in 1987.

Eddie Chow, Executive Vice President of Templeton Asset Management Ltd.

Mr. Chow heads the team with primary responsibility for allocation of investments for the Fund.  He has been working on the Fund since 2000 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  Mr. Chow joined Franklin Templeton Investments in 1994.

(a)(2) This section reflects information about the portfolio managers as of December 31, 2013.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Mark Mobius	14	6,604.1	42[2]	25,294.0	28[2]	7,037.4
Eddie Chow	1	872.8	2	1,407.7	1	0.1

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

2.  Dr. Mobius manages other accounts with 439.2 million in assets with a performance fee, and a pooled investment vehicle with $157.7 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation.  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager’s focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines.  Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•        Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•        Non-investment performance.  The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

•        Research.   Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

•        Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark Mobius	None
Eddie Chow	None

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered fund, however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (7/1/13 - 7/31/2013)	235,688	25.76	235,688	36,765,696
Month #2 (8/1/13 - 8/31/2013)	136,087	26.06	136,087	36,629,609
Month #3 (9/1/13 - 9/30/2013)	126,906	26.11	126,906	36,502,703
Month #4 (10/1/13 - 10/31/2013)	153,552	26.82	153,552	36,349,151
Month #5 (11/1/13 - 11/30/13)	155,468	27.04	155,468	36,193,683
Month #6 (12/1/13 - 12/31/13)	83,020	25.46	83,020	36,110,663
Total	890,721	26.21	890,721	36,110,663

1.  The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 7,038,664 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a)   Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Templeton Dragon Fund, Inc.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  February 27, 2014

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

Chief Accounting Officer

Date  February 27, 2014